Discontinued Operations	12 Months Ended
Dec. 31, 2011
Discontinued Operations [Abstract]
Discontinued Operations
5.	Discontinued Operations

Discontinued operations included in the accompanying consolidated financial statements include Bluegreen Communities, Core Communities, and Cypress Creek Holdings as discussed below. The Company elected not to separate the assets held for sale from discontinued operations in the consolidated statements of cash flows for the years ended December 31, 2010 and 2009.

Bluegreen Communities

On June 30, 2011, Bluegreen’s Board of Directors made a determination to seek to sell Bluegreen Communities, or all or substantially all of its assets. As a consequence, it was determined that Bluegreen Communities, which had previously been presented as a separate reporting segment, met the criteria for classification as a discontinued operation and the majority of Bluegreen Communities assets met the criteria for classification as “assets held for sale.” The assets held for sale primarily consist of Bluegreen Communities’ real estate assets valued on our books at $28.6 million and $83.8 million as of December 31, 2011 and December 31, 2010, respectively. The decrease in the carrying amount of the assets held for sale is primarily the result of a $55.1 million non-cash charge recorded during the year ended December 31, 2011 to write down the value of Bluegreen Communities’ assets to estimated fair value less cost to sell. The fair value as of December 31, 2011 of Bluegreen Communities’ assets held for sale was derived based on the sale price under the Purchase and Sale Agreement, as amended, (Level 3) discussed below.

On October 12, 2011, a Purchase and Sale Agreement was entered into between seven of Bluegreen’s subsidiaries and Southstar. The agreement, as amended, provides for the sale to Southstar of substantially all of the assets that comprise Bluegreen Communities for a purchase price of $29.0 million in cash. Assets excluded from the sale primarily include Bluegreen Communities’ notes receivable portfolio, and Bluegreen or its subsidiaries will generally remain responsible for commitments and liabilities relating to previously completed developments and assets not sold to Southstar. Southstar also agreed to pay an amount equal to 20% of the net proceeds (as calculated in accordance with the terms of the agreement) it receives upon its sale, if any, of two specified parcels of real estate to be purchased by Southstar under the agreement.

Under the terms of the agreement, as amended, Southstar has delivered cash deposits totaling $4.5 million, as of the date of this filing, $50,000 of which is non-refundable and the remainder of which is being held in escrow pending closing and will only be refunded to Southstar in the event the transaction is not consummated as a result of a breach of the agreement by one or more of Bluegreen’s subsidiaries which is not timely cured.

The agreement contains certain representations and warranties on the part of Bluegreen’s subsidiaries and Southstar which Bluegreen believes to be customary for transactions of this nature, as well as certain covenants, including non-competition and other restrictive covenants. The agreement, as amended, provides for the transaction to be consummated no later than April 30, 2012. The closing of the transaction remains subject to the parties’ receipt of all required consents and certain other customary closing conditions, including the performance by the parties of their respective obligations under the agreement. While Southstar’s receipt of financing is not a closing condition under the agreement, Southstar has advised Bluegreen that it has obtained financing in order to close the transaction.

Loss from discontinued operations during the year ended December 31, 2011 includes a loss on assets held for sale of approximately $58.0 million. While fair value of the assets held for sale as of December 31, 2011 was derived from the sale price under the Purchase and Sale Agreement described above, the transaction may not be consummated on the contemplated terms or at all. As a result, additional losses, which may be significant, may be incurred in the future to the extent that actual sales proceeds from the disposition of assets held for sale are materially different from their estimated fair value.

As a result of a continued low volume of sales, reduced prices, and the impact of reduced sales on the forecasted sell-out period of our Bluegreen Communities projects, Bluegreen recorded non-cash charges (included in other costs and expenses) of approximately $14.9 million, net of purchase accounting adjustments, during the year ended December 31, 2010, to write-down the carrying amount of completed Bluegreen Communities’ properties to their estimated fair value less costs to sell. As of December 31, 2010, Bluegreen evaluated the carrying value of Bluegreen Communities’ undeveloped inventory based upon the probability weighted average cash flows at various outcomes, including the development and sale of such inventory as retail homesites. In connection with this analysis, Bluegreen recorded an impairment charge (included in other costs and expenses) of $14.9 million, net of purchase accounting adjustments to write down the carrying amount of certain undeveloped phases in several of Bluegreen Communities’ properties to fair value, as we determined that the carrying amounts of those homesites would not be recovered by estimated future cash flows.

Bluegreen estimated the fair value of the underlying properties based on either the prices of comparable properties or its analysis of their estimated future cash flows (Level 3 inputs), discounted at rates commensurate with the risk inherent in the property. Bluegreen estimated future cash flows based upon its expectations of performance given current and projected forecasts of the economy and real estate markets in general.

Also included in results of discontinued operations in each of the periods presented is interest expense primarily on the H4BG Communities Facility as certain of the assets classified as held for sale serve as collateral under this facility. Under the terms of the facility, the entire amount of the debt outstanding under the facility ($23.9 million as of December 31, 2011), and a $2.0 million deferred fee, would be required to be repaid upon the sale of the respective assets.

Core Communities

In December 2009, Core Communities reinitiated efforts to sell the Projects, its two commercial leasing projects, and began soliciting bids from several potential buyers for the immediate sale of the Projects in their present condition. Due to this decision, the assets associated with the Projects were classified as discontinued operations in accordance with the accounting guidance for the disposal of long-lived assets. On June 10, 2010, Core sold the Projects for approximately $75.4 million. As a result of the sale, a gain on sale of discontinued operations of approximately $2.6 million was realized in the second quarter of 2010. In connection with the sale and negotiations with the lenders with respect to the Projects, the outstanding balance of the loans related to the assets held for sale was reduced by approximately $800,000. Core used the proceeds from the sale to repay these loans. As a result, Core was released from its obligations to the lender with respect to the loans. The results of operations for the Projects is included in discontinued operations in the consolidated statements of operations for the years ended December 31, 2010 and 2009. During the fourth quarter of 2009, the Projects’ net assets were written down to their estimated fair value less costs to sell and, accordingly, an impairment charge of approximately $13.6 million was recorded during the fourth quarter of 2009. Depreciation related to the Projects ceased in December 2009.

Cypress Creek Holdings

Cypress Creek Holdings owned an 80,000 square foot office building in Fort Lauderdale, Florida. As of December 31, 2011, the building, which had an estimated carrying value of approximately $6.4 million, served as collateral for an approximately $11.2 million mortgage loan. For the year ended December 31, 2010 and 2009, BFC recognized impairment charges related to the office building of $3.9 million and $4.3 million, respectively.

The building was previously 50% occupied by an unaffiliated third party pursuant to a lease which expired in March 2010. The tenant opted not to renew the lease and vacated the space as of March 31, 2010. After efforts to lease the space proved unsuccessful, the lender with respect to the office building agreed to permit Cypress Creek Holdings to pursue a short sale of the building and in December 2011, Cypress Creek Holdings signed a letter of intent for the sale of the building and as a result, Cypress Creek Holdings results of operations are reported as a discontinued operation in the Company’s consolidated financial statements and its assets are classified as assets held for sale. During January 2012, the building was sold for approximately $10.8 million. At closing the Company paid $668,000. The proceeds of the sale were paid to the lender in full satisfaction of the loan. Upon closing of the sale, the Company will recognize a gain of approximately $4.6 million during the first quarter of 2012.

The following table summarizes the assets held for sale from discontinued operations and liabilities related to the assets held for sale from discontinued operations for Bluegreen Communities and Cypress Creek Holdings as of December 31, 2011 and 2010 (in thousands):

	As of December 31, 2011
	Bluegreen Communities	Cypress Creek Holdings	Total
Real estate inventory	$23,264	—	23,264
Property and equipment, net	5,361	6,410	11,771

Assets held for sale	$28,625	6,410	35,035

Notes and mortgage payable	$—	11,156	11,156

Liabilities related to assets held for sale	$—	11,156	11,156

	As of December 31, 2010
	Bluegreen Communities	Cypress Creek Holdings	Total
Real estate inventory	$78,178	—	78,178
Property and equipment, net	5,576	6,900	12,476

Assets held for sale	$83,754	6,900	90,654

Notes and mortgage payable	$—	11,387	11,387

Liabilities related to assets held for sale	$—	11,387	11,387

The following table summarizes the results of discontinued operations for Bluegreen Communities for the years ended December 31, 2011 and 2010 and the Bluegreen Interim Period in 2009 (from November 16, 2009 through December 31, 2009), Core Communities for the years ended December 31, 2010 and 2009 and Cypress Creek Holdings (“CCH”) for the years ended December 31, 2011, 2010 and 2009 (in thousands):

	For the Year Ended December 31, 2011
	Bluegreen Communities	Cypress Creek Holdings	Total
Revenues	$13,876	4	13,880
Gain on sale of assets	—	—	—

	13,876	4	13,880

Costs and Expenses :
Other costs and expenses	16,075	1,052	17,127
Interest expense	2,956 (2)	638	3,594
Loss on assets held for sale	57,935	—	57,935

	76,966	1,690	78,656

Loss from discontinued operations before income taxes	(63,090)	(1,686)	(64,776)
Less: Benefit for income taxes	(21,591)	—	(21,591)

Loss from discontinued operations	$(41,499)	(1,686)	(43,185)

	For the Year Ended December 31, 2010
	Bluegreen Communities	Core Communities	Cypress Creek Holdings	Total
Revenues	$13,699	2,951	306	16,956
Gain on sale of assets	—	2,617	—	2,617

	13,699	5,568	306	19,573

Costs and Expenses :
Other costs and expenses	40,021 (1)	1,299	5,150	46,470
Interest expense	4,250 (2)	1,804	651	6,705

	44,271	3,103	5,801	53,175

(Loss) income from discontinued operations before income taxes	(30,572)	2,465	(5,495)	(33,602)
Less: Benefit for income taxes	(9,110)	—	—	(9,110)

(Loss) Income from discontinued operations	$(21,462)	2,465	(5,495)	(24,492)

	For the Interim Period Ended December 31, 2009	For the Year Ended December 31, 2009
	Bluegreen Communities	Core Communities	Cypress Creek Holdings	Total
Revenues	$3,732	8,497	1,178	13,407
Gain on sale of assets	—	—	—	—

	3,732	8,497	1,178	13,407

Costs and Expenses :
Other costs and expenses	7,006	20,753	5,867	33,626
Interest expense	725 (2)	3,376	716	4,817

	7,731	24,129	6,583	38,443

Loss from discontinued operations before income taxes	(3,999)	(15,632)	(5,405)	(25,036)
Less: Benefit for income taxes	(1,400)	—	—	(1,400)

Loss from discontinued operations	$(2,599)	(15,632)	(5,405)	(23,636)

(1)	Includes Bluegreen Communities non-cash impairment charges of approximately $14.9 million for the year ended December 31, 2010.
(2)	Relates to interest expense on Bluegreen’s H4BG Communities Facility.

Financial Services - Ryan Beck

On February 28, 2007, BankAtlantic Bancorp sold Ryan Beck to Stifel. The Stifel sales agreement provided for contingent earn-out payments, payable in cash or shares of Stifel common stock, at Stifel’s election, based on (a) defined Ryan Beck private client revenues during the two-year period immediately following the Ryan Beck sale up to a maximum of $40.0 million and (b) defined Ryan Beck investment banking revenues equal to 25% of the amount that such revenues exceeded $25.0 million during each of the two twelve-month periods immediately following the Ryan Beck sale. Included in the Company’s consolidated statement of operations in discontinued operations during the year ended December 31, 2009 was $4.2 of earn-out consideration. The Stifel sales agreement also required BankAtlantic Bancorp to indemnify Stifel for certain losses arising out of activities of Ryan Beck prior to the sale and asserted through August 31, 2009. The Company also recognized in its consolidated statement of operations in discontinued operations for each of the years in the two years ended December 31, 2010 $0.5 million of indemnification expenses.